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                                                                    EXHIBIT 10.8

                                      FORM OF

                          CORRECTIONAL PROPERTIES TRUST

                  1998 NON-EMPLOYEE TRUSTEES' SHARE OPTION PLAN


         SECTION 1. PURPOSE.

         The purpose of the Correctional Properties Trust Non-Employee Trustees' Share Option Plan (the "Plan") is to advance the interests of Correctional Properties Trust (the "Company") and its shareholders by linking the personal interests of members of the Board of Trustees (the "Board") of the Company who are not employees (a "Non-Employee Trustee") of the Company, or any subsidiary of the Company, Wackenhut Corrections Corporation ("WCC"), or any subsidiary of WCC, to those of the Company's shareholders and to attract and retain Non-Employee Trustees of outstanding competence.

         SECTION 2. ADMINISTRATION.


         (a) The Plan shall be administered by a committee (the "Committee"), to be appointed by the Board, consisting of two or more independent outside directors (each of whom qualifies as a "non-employee director" under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")). The Committee shall have all the powers vested in it by the terms of the Plan, which shall include the authority (within the limitations described herein) to prescribe the form of the agreements embodying awards of non-qualified options (the "Options"). The Committee, subject to the provisions of the Plan, shall grant Options under the Plan and shall have the power to construe the Plan, to determine all questions arising hereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Committee in the administration of the Plan shall be final and conclusive. The Committee may act only by a majority of its members in office, except that the members of the Committee may authorize any one or more of their members or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Committee. In the event a Committee of two or more qualifying directors cannot be formed, the Plan shall be administered by the Board.


         (b) Each person who is or shall have been a member of the Committee shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be or become involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof (with the Company's written approval) or paid by him in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment in favor of the Company based upon a finding of his lack of good faith; subject, however, to the conditions that upon the institution of any claim, action, suit, or proceeding against him, he shall in writing give the Company an opportunity, at its expense, to handle and defend the same before he undertakes to handle and defend



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it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power that the Company may have to indemnify him or hold him harmless. Each member of the Committee and each officer and employee of the Company shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by an appropriate person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee or an officer or employee of the Company be held liable for any determination made or other action taken or any omission to act in reliance upon any such information as referred to in the preceding sentence, or for any action (including the furnishing of information) taken or any omission to act, when such determination, action, or omission is made in good faith.

         SECTION 3. PARTICIPATION.

         Each Non-Employee Trustee shall receive Options in accordance with
Section 5 below. As used herein, the term "subsidiary" means any corporation at least 40% of the outstanding voting stock of which is owned, directly or indirectly, by the Company.

         SECTION 4. AWARDS UNDER THE PLAN.

         (a) Type of Awards. Awards under the Plan shall include only Options, which are rights to purchase the Company's common shares of beneficial interest, par value of $.001 per share (the "Common Shares"). All Options are subject to the terms, conditions, and restrictions specified in Paragraph 5 below.

         (b) Maximum Number of Common Shares That May Be Issued. No more than 55,000 Common Shares, subject to adjustment as provided in Paragraph 6 below, may be issued under the Plan pursuant to the exercise of Options.

         (c) Rights with Respect to Common Shares. A Non-Employee Trustee to whom an Option is granted (and any person succeeding to such a Non-Employee Trustee's rights pursuant to the Plan) shall have no rights as a shareholder with respect to any Common Shares issuable pursuant to any such Option until the date of the issuance of a share certificate to him for such Common Shares. Except as provided in Paragraph 6 below, no adjustment shall be made for dividends, distributions, or other rights (whether ordinary or extraordinary, and whether in cash, securities, or other property) for which the record date is prior to the date such share certificate is issued.



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         SECTION 5. NON-QUALIFIED OPTIONS.

         All Options shall be options which are not "incentive stock options" within the meaning of Section 422 of the Code. Each Option shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan and shall be subject to the following terms and conditions:


         (a) The option price per Common Share shall be 100% of the fair market value per Common Share at the date the Option is granted. The fair market value per Common Share on any given date, unless otherwise determined by the Committee in good faith, shall be the reported closing price of a Common Share on the New York Stock Exchange or, if no such sale of Common Shares is reported on the New York Stock Exchange on such date, the fair market value of the Common Share as determined by the Board in good faith. The options granted to Founding Trustees (as defined below) upon effectiveness of the Registration Statement (as defined below) will have an exercise price equal to the Offering (as defined below) price.


         (b) Each Non-Employee Trustee as of the date of the consummation of the Company's initial public offering of up to 7,130,000 Common Shares (the "Offering") (each such trustee, a "Founding Trustee"), shall be granted an Option to purchase 5,000 Common Shares on the date of consummation of the Offering. Each Non-Employee Trustee who is not a Founding Trustee (a "Non-Founding Trustee") shall be granted an Option to purchase 2,000 Common Shares on the date the Non-Founding Trustee is first elected or appointed to the Board. In addition to the foregoing, each Non-Employee Trustee shall be granted an Option to purchase 2,000 Common Shares upon his reelection to serve on the Board, subject to the limitation on the number of Common Shares subject to the Plan.

         (c) No Option referred to herein shall be granted, awarded or exercised at any time prior to the consummation of the Offering. If the Offering is not consummated, the Options referred to herein shall not be granted or awarded or become exercisable.

         (d) The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date the Option is granted.


         (e) The Options to be granted to Founding Trustees will vest on the date of grant. Options which are granted in the future will vest in four (4) equal annual installments beginning on the date of grant, subject to the ability of the Board to accelerate vesting in its discretion under appropriate circumstances.


         (f) Subject to whatever installment exercise provisions apply under subparagraph (e), Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of Common Shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price either by check, note or such


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other instrument as the Committee may accept. As determined by the Committee in its sole discretion, at or after grant, payment in full or in part may also be made in the form of a Common Share option or Common Shares already owned by the Non-Employee Trustee (based, in each case, on the fair market value of the Common Share option or the Common Shares on the date the Option is exercised, as determined by the Committee in accordance with subparagraph (a)). No Common Shares shall be issued until full payment therefor has been made. Upon purchase of Common Shares, an optionee shall make such representations, warranties and covenants as the Committee may request.

         (g) The Committee may, in its discretion, authorize all or a portion of the Options to be granted to a Non-Employee Trustee to be on terms which permit transfer by such optionee to (i) the spouse, children or grandchildren of the Non-Employee Trustee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which such Immediate Family Members are the only partners, or (iv) certain affiliates of the Non-Employee Trustee, as determined by the Committee, provided that (x) there may be no consideration for any such transfer, (y) the option agreement pursuant to which such Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Options shall be prohibited except those in accordance with this subparagraph (g). Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Plan or the option agreement executed pursuant hereto, the term "optionee" or "Non-Employee Trustee" shall be deemed to refer to the transferee.

         (h) If an optionee ceases to be a member of the Board by reason of the optionee's death, any unexercised Options held by such optionee may thereafter be exercised in full (notwithstanding any vesting provisions to the contrary) by the legal representative of the optionee's estate or by the legatee of the optionee under the will of the optionee for a period of two years from the date of death or until the expiration of the stated term of such Option, whichever period is shorter.

         (i) If an optionee ceases to be a member of the Board for any reason other than death, any unexercised Options held by such optionee may thereafter be exercised in full (notwithstanding any vesting provisions to the contrary) by the optionee or his legal representative until the expiration of the stated term of such Option.

         (j) If an optionee ceases to be a member of the Board for any other reason, the unexercised Options held by such optionee may thereafter be exercised in full (but only to the extent vested on the termination date) by the optionee.

         SECTION 6. CAPITAL ADJUSTMENTS.

         In the event of any merger, reorganization, consolidation, recapitalization, share dividend, share split or other change in corporate structure affecting the Common Shares, an adjustment shall be made in the aggregate number of Common Shares reserved for issuance under the Plan and in the


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number and price of Common Shares subject to outstanding Options granted under the Plan, as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of Common Shares subject to an Option shall always be a whole number.

         SECTION 7. AUTHORITY TO ISSUE COMMON SHARES.

         The Company, during the term of the Options granted hereunder, will at all times reserve and keep available, and will seek to obtain from any regulatory body having jurisdiction, any requisite authority in order to issue and sell such number of Common Shares as shall be sufficient to satisfy the requirements of the Options granted under the Plan. If in the opinion of its counsel the issuance or sale of any Common Shares hereunder shall not be lawful for any reason, including the inability of the Company to obtain from any regulatory body having jurisdiction, authority deemed by such counsel to be necessary to such issuance or sale, the Company shall not be obligated to issue or sell any such Common Shares.

         SECTION 8. OWNERSHIP LIMITATION.

         All Options shall be subject to the ownership limitations set forth in the Declaration of Trust of the Company, as such may be amended from time to time. Without limiting the generality of the foregoing, any Option which causes a Non-Employee Trustee, or any constructive or beneficial owner of Common Shares subject to such Option (as determined under Sections 318 and 544, respectively, of the Code), to own or be deemed to own Common Shares in excess of such ownership limitations shall be void.

         SECTION 9. MISCELLANEOUS PROVISIONS.

         (a) No Non-Employee Trustee or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving a Non-Employee Trustee any right to be retained in the service of the Company.

         (b) Except as provided in Section 5(g), an optionee's rights and interests under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of an optionee's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy, or in any manner, and no such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.

         (c) No Common Shares shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state and other securities laws.

         (d) The expenses of administration of the Plan shall be borne by the Company.



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         (e) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to ensure the issuance of Common Shares upon exercise of any Option under the Plan and issuance of Common Shares upon exercise of Options shall be subordinate to the claims of the Company's general creditors.

         (f) By accepting any Option or other benefit under the Plan, each optionee and each person claiming under or through an optionee shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Committee.

         (g) The appropriate officers of the Company shall cause to be filed any reports, returns, or other information regarding Options hereunder or any Common Shares issued pursuant hereto as may be required by the Exchange Act, the Securities Act of 1933, as amended, or any other applicable statute, rule, or regulation (excluding reports pursuant to Section 16 of the Exchange Act, which shall be the sole responsibility of a Non-Employee Trustee who is granted or exercises an Option).

         SECTION 10. AMENDMENT.

         The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable. No amendment of the Plan shall materially and adversely affect any right of any optionee with respect to any Option theretofore granted without such optionee's written consent.

         SECTION 11.    EFFECTIVE DATE.

         This Plan shall be effective on February 19, 1998.

         SECTION 12. TERMINATION.

         This Plan shall terminate upon the earlier of the following dates or events to occur:

         (a) the adoption of a resolution of the Board terminating the Plan; or

         (b)      December 31, 2008.

         No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his consent, under any Option theretofore granted under the Plan.



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